UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

SharpSpring, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Celebration Pointe Avenue, Gainesville, FL	32608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-428-9605

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SHSP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on September 1, 2021 of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among SharpSpring, Inc., a Delaware corporation (the “Company”), Constant Contact, Inc., a Delaware corporation (“Parent”), and Groove Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“MergerSub”). Pursuant to the terms and conditions set forth in the Merger Agreement, on September 1, 2021, MergerSub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, the Company became a wholly owned subsidiary of Parent.

Item 1.02.	Termination of a Material Definitive Agreement.

Concurrently with consummation of the Merger, that certain Loan and Security Agreement dated as of March 21, 2019 by and among the Company, SharpSpring Technologies, Inc. and Western Alliance Bank as amended, amended and restated, supplemented or otherwise modified from time to time) and all obligations (other than unasserted contingent obligations), indebtedness and security interests outstanding thereunder were paid off and extinguished.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 1, 2021, Parent completed its acquisition of the Company pursuant to the terms of the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of the Company, par value $0.001 per share (the “Company Common Stock”), ceased to be outstanding and was converted into the right to receive an amount in cash equal to $17.10, without interest, subject to deduction for any required withholding tax or other amounts required to be withheld therefrom (the “Per Share Merger Consideration), other than (a) shares held in the treasury of the Company or (b) shares owned by Parent or MergerSub. Each option to purchase Company Common Stock vested, outstanding, and unexercised immediately prior to the closing was cancelled, and holders were entitled to receive the Per Share Merger Consideration, less (1) the exercise price per share and (2) any required withholding amounts minus the exercise price. Each restricted stock unit (“RSU”) with respect to the Company Common Stock vested was cancelled and each holder was entitled to the product of the $17.10 and the total number of shares of common stock underlying the vested RSUs, minus any required withholding amounts.

The description of the Merger Agreement and the Merger contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 24, 2021, and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the Nasdaq Capital Market (“NASDAQ”) on September 1, 2021 that the Merger had become effective and requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of the Company Common Stock on NASDAQ was suspended during the day on September 1, 2021. The Form 25 will become effective ten days after its filing. After the Form 25 becomes effective, the Company will file a Form 15 with the SEC to terminate its reporting obligations under the Exchange Act.

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Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, upon the Effective Time, each holder of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right of holders of Company Common Stock to receive the Per Share Merger Consideration).

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Surviving Corporation became a wholly owned subsidiary of Parent.

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of the members of the board of directors of the Company resigned as a director of the Company and from all committees of the board of directors on which he served, effective as of the Effective Time. Pursuant to the terms of the Merger Agreement, the members of the board of directors of MergerSub immediately prior to the Merger became the directors of the Company.

In connection with the Merger, the officers of the Company immediately prior to the completion of the Merger continued as officers of the Company following the completion of the Merger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the Effective Time, the certificate of incorporation of the Company and the by-laws of the Company were each amended and restated in their entirety as set forth in Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated by reference herein.

Item 8.01.	Other Events.

On September 1, 2021, Parent issued a press release in connection with the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of SharpSpring, Inc.
3.2	By-Laws of SharpSpring, Inc.
99.1	Press Release dated September 1, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC. (Registrant)

Dated: September 1, 2021	By:	/s/ Aaron Jackson
	Name:	Aaron Jackson
	Title:	Chief Financial Officer

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